SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 April 28, 2004
                                 Date of Report
                        (Date of earliest event reported)

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                                AQUANTIVE, INC.
             (Exact name of registrant as specified in its charter)


        Washington                   0-29361                    91-1819567
(State or other jurisdiction   (Commission File No.)          (IRS Employer
     of incorporation)                                       Identification No.)



             506 Second Avenue, 9th Floor, Seattle, Washington 98104 (Address of principal executive offices, including zip code)

                                 (206) 816-8800
              (Registrant's telephone number, including area code)



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Item 7.  Financial Statements and Exhibits

     (c)  Exhibits
     99.1      Press release issued by aQuantive, Inc., dated April 28, 2004.


Item 12. Results of Operations and Financial Condition

The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, unless expressly set forth by specific reference in such filing.

On April 28, 2004, aQuantive, Inc. issued a press release announcing financial results relating to its first quarter of 2004, ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 28, 2004


                                        AQUANTIVE, INC.

                                        By:      /s/ MICHAEL VERNON
                                                 -------------------------------
                                        Name:    Michael Vernon
                                        Title:   Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit No.     Description
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     99.1       Press release issued by aQuantive, Inc., dated April 28, 2004